MET INVESTORS SERIES TRUST

                       SUPPLEMENT DATED SEPTEMBER 22, 2006 TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2006

                        Janus Aggressive Growth Portfolio

     Effective October 1, 2006, all references to the "Janus Aggressive Growth Portfolio" are changed to the "Legg Mason Aggressive Growth Portfolio." In addition, all references to Janus Capital Management LLC, with respect to the Janus Aggressive Growth Portfolio, are changed to "ClearBridge Advisors, LLC."

         It is anticipated that the Portfolio's turnover rate will not exceed 100% per year.

     The Portfolio may also invest in Convertible Securities, Index-Related Securities, Repurchase Agreements, Warrants and Restricted Securities.

         In addition, although permitted in the Statement of Additional Information, the Portfolio does not currently intend to invest in the following securities:

         Asset-Back Securities, Brady Bonds, Collateralized Debt Obligations, Credit Default Swaps, Dollar Roll Transactions, Forward Commitments, When-Issued and Delayed Delivery Securities, High Yield/High Risk Debt Securities, Hybrid Instruments, Interest Rate Transactions, Loans and Other Direct Indebtness, Mortgage-Backed Securities, Options and Futures, Preferred Stocks, Real Estate Investment Trusts, Reverse Repurchase Agreements, Short Sales, Structured Notes, Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds.

     In Appendix C, the portfolio manager information for Janus Capital Management LLC, with respect to the Janus Aggressive Growth Portfolio, is deleted and replaced with the following information:

                           MET INVESTORS SERIES TRUST
                     Legg Mason Aggressive Growth Portfolio
                             ClearBridge Advisors, LLC



                        (A)(2) NUMBER OF OTHER ACCOUNTS MANAGED WITHIN EACH CATEGORY AND THE
                              TOTAL ASSETS IN THE ACCOUNTS MANAGED WITHIN EACH CATEGORY
                     --------------------------------------------------------------------------
                                 (A)                       (B)
                        REGISTERED INVESTMENT         OTHER POOLED                 (C)
  (A)(1) PORTFOLIO            COMPANIES            INVESTMENT VEHICLES       OTHER ACCOUNTS
   MANAGER'S NAME    --------------------------  ----------------------  ----------------------
   (AS LISTED IN     NUMBER OF                   NUMBER OF     TOTAL     NUMBER OF     TOTAL
    PROSPECTUS)       ACCOUNTS    TOTAL ASSETS    ACCOUNTS     ASSETS     ACCOUNTS     ASSETS
- -------------------  ---------  ---------------  ---------  -----------  ---------  -----------
Richard Freeman          12     $12.25 Billion        2      $0.40 Billion    122,889   $12.0 Billion

Evan Bauman               0         0                0          0               0          0

                       (A)(3) FOR EACH OF THE CATEGORIES IN(A)(2) NUMBER OF
                        ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS WITH
                        RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                                    PERFORMANCE OF THE ACCOUNT
                     -------------------------------------------------------
                            (A)                (B)
                         REGISTERED        OTHER POOLED
                         INVESTMENT         INVESTMENT            (C)
  (A)(1) PORTFOLIO       COMPANIES           VEHICLES        OTHER ACCOUNTS
   MANAGER'S NAME    -----------------  -----------------  -----------------
   (AS LISTED IN     NUMBER OF   TOTAL  NUMBER OF   TOTAL  NUMBER OF   TOTAL
    PROSPECTUS)       ACCOUNTS  ASSETS   ACCOUNTS  ASSETS   ACCOUNTS  ASSETS
- -------------------  ---------  ------  ---------  ------  ---------  ------
Richard Freeman         0        0         0        0         0        0
Evan Bauman             0        0         0        0         0        0

-- ------------ ------------

(a)(4)  Description of any material conflicts

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The manager and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the fund's portfolio manager.

(b) Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, generally the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared) and its ranking among a "peer group" of non-CAM investment managers. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.


(c) Ownership of Securities see attached list of insurance products offered by MetLife.

                                                                                                                    OVER
 PORTFOLIO MANAGER   NONE  $1-$10,000  $10,001-$50,000  $50,001-$100,000  $100,001-$500,000  $500,001-$1,000,000  $1,000,000
- -------------------  ----  ----------  ---------------  ----------------  -----------------  -------------------  ----------
Richard Freeman       X

Evan Bauman           X
